Execution Version
THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of April 10, 2020,
by and among
SPIRIT AEROSYSTEMS, INC.,
as Borrower,
and
BANK OF AMERICA, N.A.,
as Administrative Agent

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THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(Correction of Technical Error)
This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 10, 2020 (this “Amendment”), is entered into by and among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”), and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below and as amended hereby).
W I T N E S S E T H
WHEREAS, the Borrower, the Parent Guarantor, the Lenders, and Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 12, 2018 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 24, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 30, 2020, and as further amended, restated, amended and restated, supplemented, increased, extended, refinanced, replaced, and/or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower and the Administrative Agent desire to correct a technical error in the Credit Agreement as provided in Section 2 below;
WHEREAS, Section 11.01 of the Credit Agreement provides that the Administrative Agent and the Borrower, without the consent of any other parties to the Credit Agreement, may amend, modify or supplement the Credit Agreement to cure or correct administrative or technical errors or omissions, or any ambiguity, mistake, defect, inconsistency or obvious error, or to make any necessary or desirable administrative or technical changes that do not adversely affect the rights of any Lender or other holder of Obligations in any material respect;
Now, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
A G R E E M E N T
Section 1.    Introductory Paragraph; Recitals. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.    Technical Amendments to Credit Agreement. Pursuant to Section 11.01 of the Credit Agreement, the Credit Agreement is hereby amended as follows:
(a)    In Section 1.01 of the Credit Agreement, the definition of the term “Secured Parties” is hereby amended by replacing the text “2016 Noteholders” with the text “2026 Noteholders”.
(b)     In Section 8.01(cc) of the Credit Agreement, the text “(as defined in the Security Agreement)” is deleted in its entirety.
(c)    In Section 10.01 of the Credit Agreement, the text “2016 Noteholders (as defined in the Security Agreement)” is replaced in its entirety with the text “2026 Noteholders”.
Third Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)
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Section 3.    Condition Precedent. This Amendment shall be effective as of the date hereof upon the receipt by the Administrative Agent of a counterpart of this Amendment signed by each of the Administrative Agent and the Borrower.
Section 4.    Reference to the Effect on the Loan Documents.
4.1    As of the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
4.2    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
4.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose, except as expressly set forth herein.
4.4    This Amendment is a Loan Document.
Section 5.    Incorporation by Reference; Notices; Successors, Etc. The provisions of Section 11.10 (Counterparts; Integration; Effectiveness) (with respect to counterparts only), Section 11.14 (Governing Law; Jurisdiction; Etc.), and Section 11.15 (Waiver of Right to Trial by Jury), in each case, of the Credit Agreement (as amended hereby) are hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written, intending to create an instrument under seal.
BORROWER:                    SPIRIT AEROSYSTEMS, INC.,
a Delaware corporation
By: /s/ Rhonda Harkins (Seal)
Name:    Rhonda Harkins
Title:    Treasurer
[Signature Pages Continue]

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.
as Administrative Agent
By: /s/ Kevin L. Ahart (Seal)
Name:    Kevin L. Ahart
Title:    Vice President
[Signature Pages End]

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement (Spirit AeroSystems, Inc.)